Lonrho Plc.,
   Thamesedge Ltd.,
   Cheapside House,
   138, Cheapside,
   London, England EC2V 6BL.                    November 10, 1994

   Dear Sirs:

        This Agreement is entered into by and among HONDO OIL & GAS COMPANY, a Delaware corporation ("Hondo"), and its wholly-owned subsidiaries, VIA VERDE DEVELOPMENT COMPANY, a California corporation ("Via Verde"), and NEWHALL REFINING CO., INC., a Delaware corporation ("Newhall"), LONRHO PLC ("Lonrho"), and THAMESEDGE LTD ("Thamesedge"), with reference to:


        (a) Note Purchase Agreement dated November 28, 1988, between Pauley Petroleum Inc. (now Hondo) and Thamesedge, as amended (the "Thamesedge Note Purchase Agreement"), and Note dated November 30, 1988, for $75,000,000 from Pauley Petroleum Inc to Thamesedge (the "Thamesedge Note");

        (b) Letter agreements dated November 28, 1988 and December 18, 1992 between Hondo and Thamesedge referring to and amending the Thamesedge Note Purchase Agreement and the Thamesedge Note;

        (c) Net Profits Share Agreement dated December 18, 1992, by and among Hondo, Lonrho and Thamesedge (the "Net Profits Share Agreement");

        (d) Amended and Restated Letter Agreement dated December 20, 1991, between the Company and Lonrho (the "Lonrho Loan Agreement") and Notes dated September 1, 1991, for $10,000,000, November 1, 1991, for $9,000,000, and December 20, 1991, for $13,000,000, from Hondo to Lonrho (the "Lonrho Notes");

        (e) Letter Agreement dated December 18, 1992 between Hondo and Lonrho referring to and amending the Lonrho Loan Agreement and the Lonrho Notes;












                                       - 2 -


        (f) Amended and Restated Guaranty of Robert O. Anderson dated June 20, 1991, and Amendment to Amended and Restated Guaranty of Robert O. Anderson dated December 20, 1991, guaranteeing the payment of the Lonrho Notes described in paragraph (b), above (the "Anderson Guaranty");

        (g) Note dated April 30, 1993, for $3,000,000 from Via Verde to Lonrho (the "Via Verde Note"), secured by Deed of Trust dated recorded as Instrument No. 93-840817 in the Real Property Records of Los Angeles County, California, (the "Via Verde Mortgage"), guaranteed by Hondo in Guaranty dated April 30, 1993 (the "Hondo Guaranty"), and subject to a Letter Agreement dated April 30, 1993;

        (h) Note dated June 25, 1993, for $4,000,000 from Hondo to Lonrho (the "Valley Gateway Note"), secured by Deed of Trust dated August 30, 1993, granted by Hondo and Newhall, recorded as Instrument No. 93-2006475 in the Real Property Records of Los Angeles County, California, (the "Valley Gateway Mortgage"); and

        (i) Letter Agreement dated December 17, 1993, between Hondo, Via Verde, and Newhall, and Lonrho and Thamesedge, amending the original loan notes.


        The Thamesedge Note, the Lonrho Notes, the Via Verde Note and the Valley Gateway Note are collectively referred to herein as the "Lonrho Indebtedness".

        Hondo, Lonrho and Thamesedge have agreed to extend the date of repayment for the Lonrho Indebtedness as follows:


             (i) the mandatory redemption dates on the Thamesedge Note are amended from November 1, 1995, November 1, 1996, November 1, 1997 and November 1, 1998, with an amount due on each date equal to 25% of the aggregate principal of the Note outstanding, plus accrued interest to each redemption date, to November 1, 1996, November 1, 1997, and November 1, 1998, with an amount due on each date equal to one-third of the aggregate principal of the Original Notes outstanding at November 1, 1996, plus accrued interest to each redemption date;

             (ii) the principal repayment date of the Lonrho Notes, the Via
                  Verde Note and the Valley Gateway Note is extended from September 15, 1995, to October 1, 1996, as detailed in the Note Amendments.











                                       - 3 -


        Hondo, Via Verde and Newhall, and Lonrho and Thamesedge hereby agree as follows:


        1) Effective Date. This Agreement shall be effective for all purposes on September 30, 1994.

        2) Amendment of Notes. The Thamesedge Note, the Lonrho Notes (collectively), the Via Verde Note and the Valley Gateway Note each will be amended as provided, respectively, in Exhibits A, B, C and D to this Agreement. Hondo, Newhall and Via Verde, as applicable, will execute the Note amendments. Lonrho and Thamesedge, as applicable, will execute them to acknowledge consent thereto, and the Note amendments will be attached to the original Notes held by Lonrho or Thamesedge.

        3)   Payment of Interest.

             (a) Payment in Kind. The provision for the payment of interest in shares of Hondo's common stock if, in the opinion of the management Hondo does not have sufficient cash resources to pay interest on any of the Lonrho Indebtedness, as set out in the Letter Agreement dated December 17, 1993, will remain in place. Lonrho and Thamesedge will retain the right to either (i) accept the payment of interest in kind, or (ii) add the amount of interest due to the principal of the applicable Note.

             (b) Unregistered Shares. Lonrho and Thamesedge each represent that it recognises that any shares of Hondo's common stock that it may acquire by the payment of interest in kind will not have been registered under the Securities Act of 1933 and may not be sold in the absence of an effective registration under said Act or an exemption from the registration requirements of said Act.

             (c) Registration Rights. If Lonrho or Thamesedge so request at any time after the date shares of Hondo's common stock are issued to Lonrho or Thamesedge pursuant to this Agreement, Hondo will use its best efforts to effect immediate registration under the Securities Act of 1933 of the shares so issued. Hondo shall have no further obligation under this paragraph after two registrations have been effected.

        4) Net Profits Share Agreement. The Net Profits Share Agreement will remain in place.













                                       - 4 -
        5)   Guaranties.

             (a) Hondo Guaranty. Hondo hereby consents, as guarantor under the Hondo Guaranty, to the amendments made in this Agreement with respect to the Via Verde Note and hereby confirms and agrees that the Hondo Guaranty is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects as to the obligations of Hondo with resepct to the Via Verde Note, as amended previously and by this Agreement.

             (b) Anderson Guaranty. Hondo shall use its' best efforts to provide the consent of Robert O. Anderson, as guarantor under the Anderson Guaranty, to the amendments made in this Agreement to the Lonrho Notes.

        6) Mortgages. The Via Verde Mortgage and the Valley Gateway Mortgage will remain in effect to secure the Via Verde Note and the Valley Gateway Note, the Thamesedge Note and the Lonrho Notes (each as amended by this Agreement), respectively. Upon sale of the properties described in the Via Verde Mortgage or the Valley Gateway Mortgage, the net proceeds, after payment of expenses of sale and liens or encumbrances having priority senior to the applicable mortgage, will be applied to the Notes secured thereby.

        7) Additional Loan Facility. On October 18, 1994, Hondo made a principal payment of $5,000,000 against the Lonrho Note of $10,000,000 dated September 1, 1991. Lonrho hereby agrees to make said $5,000,000 re-available to Hondo on the same terms as the Note dated September 1, 1991, as amended by the Letter Agreement dated December 17, 1993, and this Letter Agreement. The new loan note is attached as Exhibit E.

        8)   Miscellaneous.

             (a) Governing Law. The laws of the State of California shall govern this Agreement.

             (b) Assignment of Lonrho Indebtedness. Thamesedge and Lonrho each may assign its interest in the Notes and Agreements, including this Agreement, to an affiliate of Lonrho at any time upon notice to Hondo.

             (c) Amendment: Controlling Effect. This Agreement will act as an amendment to the Thamesedge Note Purchase Agreement, the Lonrho Loan Agreement and the Letter Agreements related thereto. In case of conflict in the terms of this Agreement and any other Agreements among Thamesedge, Lonrho and/or Hondo, this Agreement will control. Except as amended hereby, the











                                       - 5 -

             terms of the Lonrho Indebtedness, and the Agreements related thereto, are hereby confirmed, and remain in force and effect.


   Please confirm that the foregoing correctly sets forth the Agreement between us.


   Very truly yours,


   HONDO OIL & GAS COMPANY

   By:  /s/ John J. Hoey
        ---------------------------
        John J. Hoey, President.


   VIA VERDE DEVELOPMENT COMPANY

   By:  /s/ John J. Hoey
        ---------------------------
        John J. Hoey


   NEWHALL REFINING CO. INC.

   By:  /s/ John J. Hoey
        ----------------------------
        John J. Hoey

   Confirmed and accepted as of the date first above written:

   LONRHO PLC

   By:  /s/ J. F. Price
        ----------------------------
        J. F. Price

   THAMESEDGE LTD

   By:  /s/ J. F. Price
        ----------------------------
        J. F. Price














                                     EXHIBIT A
                                  Thamesedge Note


        This Note Amendment dated September 30, 1994 amends that certain 13 1/2% Senior Subordinated Note due 1998 and dated November 28, 1988, in the original principal amount of US$75,000,000, from Pauley Petroleum Inc. (now Hondo Oil and Gas Company), to Thamesedge Ltd. (the "Original Note"). This Note was subsequently amended by the Letter Agreement and Note Amendment dated December 17, 1993. Effective on September 30, 1994, the Original Note is further amended as follows:

        1. Principal Amount. The principal amount of the Original Note now owing is US$36,361,684, including US$5,861,684 in interest accrued at September 30, 1994, which has been added to principal.

        2. Principal Repayment. The mandatory redemption dates on the Original Note are amended to November 1, 1996, November 1, 1997 and November 1, 1998, with an amount due on each date equal to one-third of the aggregate principal of the Original Note outstanding at November 1, 1996, plus interest accrued to each redemption date.

        3. Letter Agreement. This Note Amendment is issued and delivered under that certain Letter Agreement dated November 10, 1994, by and among Hondo Oil & Gas Company, Via Verde Development Company, Newhall Refining Co. Inc., Lonrho Plc., and Thamesedge Ltd., and is subject to the terms and provisions of said Letter Agreement.

                                      HONDO OIL & GAS COMPANY



                                      By:  /s/ John J. Hoey
                                           ----------------------
                                           John J. Hoey, President.


        The undersigned hereby acknowledges and consents to this Note Amendment.


                                      THAMESEDGE LTD


                                      By:  /s/ J. F. Price
                                           ---------------------
                                           J. F. Price
                                           Authorised signatory













                                    EXHIBIT B
                                   Lonrho Notes


        This Note Amendment dated September 30, 1994 amends those certain Promissory Notes dated September 1, 1991, in the original principal amount of US$10,000,000, dated November 1, 1991, in the original principal amount of US$9,000,000, and dated December 20, 1991, in the original principal amount of US$13,000,000, each from Hondo Oil & Gas Company, to Lonrho Plc (the "Original Notes"). These notes were subsequently amended by the Letter Agreement and Note Amendment dated December 17, 1993. Effective September 30, 1994, each of the Original Notes is further amended as follows:

        1. Principal Amount. The aggregate principal amount of the Original Notes now owing in US$36,199,830, including US$4,199,830 in interest accrued at September 30, 1994, which has been added to principal. Subsequently, a principal payment of $5,000,000 was made by Hondo to Lonrho on October 18, 1994, in respect of the Note dated September 1, 1991.

        2. Principal Repayment. The principal of these Notes is payable on October 1, 1996.

        3. Additional Facility. Lonrho has agreed to make a further facility of $5,000,000, available to Hondo on the same terms as the Note dated September 1, 1991, as amended by the Letter Agreement dated December 17, 1993, and this Letter Agreement.

        4. Letter Agreement. This Note Amendment is issued and delivered under that certain Letter Agreement dated November 10, 1994, by and among Hondo Oil & Gas Company, Via Verde Development Company, Newhall Refining Co. Inc., Lonrho Plc, and Thamesedge Ltd and is subject to the terms and provisions of said Letter Agreement.

                                      HONDO OIL & GAS COMPANY


                                      By:  /s/John J. Hoey
                                           ---------------------
                                           John J. Hoey, President.

        The undersigned hereby acknowledges and consents to this Note Amendment.
                                      LONRHO PLC

                                      By:  /s/ J.F. Price
                                           ---------------------
                                           J. F. Price
                                           Authorised signatory












                                     EXHIBIT C
                                  Via Verde Note



        This Note Amendment dated September 30, 1994 amends that certain Promissory Note dated April 30, 1993, in the original principal amount of US$3,000,000, from Via Verde Development Company to Lonrho Plc (the "Original Note"). This Note was amended by the Letter Agreement and Note Amendment dated December 17, 1993. Effective on September 30, 1994, the Original Note is further amended as follows:


        1. Principal Amount. The principal amount of the Original Note now owing is US$3,277,162, including US$277,162 in interest accrued at September 30, 1994, which has been added to principal.

        2. Principal Repayment. The principal of this Note is payable on the earlier of (i) the sale of the property securing the loan, or (ii) in ten (10) semi-annual instalments commencing October 1, 1996.

        3. Letter Agreement. This Note Amendment is issued and delivered under that certain Letter Agreement dated November 10, 1994, by and among Hondo Oil & Gas Company, Via Verde Development Company, Newhall Refining Co. Inc., Lonrho Plc, and Thamesedge Ltd and is subject to the terms and provisions of said Letter Agreement.


                                 VIA VERDE DEVELOPMENT COMPANY



                                      By:  /s/ John J. Hoey
                                           ------------------------
                                           John J. Hoey, President


        The undersigned hereby acknowledges and consents to this Note Amendment.

                                      LONRHO PLC


                                      By:  /s/ J.F. Price
                                           ----------------------
                                           J. F. Price
                                           Authorised signatory














                                     EXHIBIT D
                                Valley Gateway Note



        This Note Amendment dated September 30, 1994 amends that certain Promissory Note dated June 25, 1993, in the original principal amount of US$4,000,000, from Hondo Oil & Gas Company to Lonrho Plc (the "Original Note"). This Note was subsequently amended by the Letter Agreement and Note Amendment dated December 17, 1993. Effective on September 30, 1994, the Original Note is further amended as follows:


        1. Principal Amount. The principal amount of the Original Note now owing is US$4,270,796, including US$270,796 in interest accrued at September 30, 1994, which is added to principal.

        2. Principal Repayment. The principal of this Note is payable on the earlier of (i) the sale of the property securing the loan, or (ii) in ten (10) semi-annual instalments commencing October 1, 1996.

        3. Letter Agreement. This Note Amendment is issued and delivered under that certain Letter Agreement dated November 10, 1994, by and among Hondo Oil & Gas Company, Via Verde Development Company, Newhall Refining Co. Inc., Lonrho Plc, and Thamesedge Ltd and is subject to the terms and provisions of said Letter Agreement.


                                      NEWHALL REFINING CO. INC.



                                      By: /s/ John J. Hoey
                                           ----------------------
                                           John J. Hoey, President.


        The undersigned hereby acknowledges and consents to this Note Amendment.

                                      LONRHO PLC



                                      By:  /s/ J.F. Price
                                           --------------------
                                           J. F. Price
                                           Authorised signatory